Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of 8point3 Energy Partners LP (the “Partnership”) on Form 10-Q for the period ended May 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan Schumaker, Chief Financial Officer of 8point3 General Partner, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	June 29, 2017	By:	/s/ BRYAN SCHUMAKER
Bryan Schumaker
Chief Financial Officer
of 8point3 General Partner, LLC
(Principal Financial Officer)